SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MANULIFE PRIVATE CREDIT FUND

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MANULIFE PRIVATE CREDIT FUND

200 Berkeley Street

Boston, Massachusetts 02116

November 7, 2025

Dear Shareholder:

Shareholders of the Manulife Private Credit Fund (the “Fund”) are being asked to approve a subadvisory agreement between Manulife Investment Management Private Markets (US) LLC and Comvest Credit Advisors, LLC with respect to the Fund. To consider and vote on this matter, a Special Meeting of Shareholders of the Fund will be held at 200 Berkeley Street, Boston, Massachusetts 02116, on November 19, 2025 at 2:00 P.M., Eastern Time. We encourage you to read the attached materials in their entirety.

The enclosed proxy statement sets forth the proposal on which you are being asked to vote. Accordingly, you will find a detailed explanation of the proposal in the enclosed proxy materials.

We Need Your Vote of Approval

After careful consideration, the Board, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund, approved the proposal, subject to shareholder approval, and recommends that shareholders vote “FOR” the approval, but the final approval requires your vote. The enclosed proxy statement, which I strongly encourage you to read before voting, contains further explanation and important details regarding the proposal.

How to vote

Please read the enclosed proxy statement and vote your shares by proxy by returning the enclosed proxy card. Voting today will save on the potential cost of future mailings to obtain shareholder votes.

Sincerely,

Ian Roke
Chief Executive Officer and President

MANULIFE PRIVATE CREDIT FUND

200 Berkeley Street

Boston, Massachusetts 02116

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR NOVEMBER 19, 2025

To the Shareholders of the Fund:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Manulife Private Credit Fund (the “Fund”) will be held at 200 Berkeley Street, Boston, Massachusetts 02116, on November 19, 2025 at 2:00 P.M., Eastern Time. A Proxy Statement, which provides information about the purpose of the Meeting, is included with this Notice. The Meeting will be held for the following purpose:

Proposal	Approve a subadvisory agreement between Manulife Investment Management Private Markets (US) LLC and Comvest Credit Advisors, LLC with respect to the Fund.

Any other business that may properly come before the Meeting or any adjournment of the Meeting.

The Board recommends that shareholders vote “FOR” the Proposal.

Each shareholder of record at the close of business on September 30, 2025 is entitled to receive notice of, and to vote at, the Meeting and at any adjournment thereof.

Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy card in the accompanying envelope. No postage is necessary if mailed in the United States. If shareholders do not return their proxies in sufficient numbers, it may result in the need for additional shareholder solicitation efforts.

Sincerely,

Christopher Sechler

Secretary and Chief Legal Officer

November 7, 2025

Boston, Massachusetts

Your vote is important - Please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote by completing the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States.

MANULIFE PRIVATE CREDIT FUND

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 19, 2025

MANULIFE PRIVATE CREDIT FUND

(the “Fund”)

200 Berkeley Street

Boston, Massachusetts 02116

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 19, 2025

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” or “Trustees”) of the Fund of proxies to be used at a Special Meeting of shareholders of the Fund (the “Meeting”) to be held at 200 Berkeley Street, Boston, Massachusetts 02116, on November 19, 2025 at 2:00 P.M., Eastern Time. Pursuant to the Amended and Restated Agreement and Declaration of Trust of the Fund, and the By-Laws of the Fund, the Board has designated September 30, 2025 as the record date for determining shareholders eligible to vote at the Meeting (the “Record Date”). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share of beneficial interest (“shares”) held, and each fractional share shall be entitled to a proportionate fractional vote. This Proxy Statement is first being sent to shareholders on or about November 7, 2025.

We are urging all shareholders to take advantage of voting by mail as provided on the attached proxy card.

The Fund. The Fund is an externally managed, diversified closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a non-exchange traded, perpetual-life BDC, which is a BDC whose shares of beneficial interest are not listed for trading on a stock exchange or other securities market. At the sole discretion of the Board and provided that it is in the best interest of the Fund and shareholders to do so, the Fund intends to provide a limited degree of liquidity to shareholders by conducting repurchase offers generally quarterly; however, there can be no assurance that any such tender offers will be conducted on a quarterly basis or at all. The Fund is only offered to “accredited investors” within the meaning of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), non-U.S. investors within the meaning of Regulation S under the Securities Act, and other investors eligible to invest in a private placement.

Investment Advisor. Manulife Investment Management Private Markets (US) LLC (the “Advisor”) serves as investment advisor to the Fund. The Advisor also provides various administrative, accounting and legal services, including treasury, valuation, and portfolio and cash management services, to the Fund pursuant to a services agreement with the Fund. Currently, the management of the Fund’s investment portfolio is the responsibility of the Advisor’s Senior Loan Investment Committee (the “Investment Committee”), which is comprised of seven members. Also, pursuant to a separate service level agreement between the Advisor and John Hancock Investment Management LLC (“JHIM”), JHIM is responsible for providing certain financial, accounting and administrative services such as legal, tax, accounting, financial reporting and performance, compliance and service provider oversight services.

The office of the Advisor is located at 200 Berkeley Street, Boston, Massachusetts 02116, and its ultimate parent entity is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries. John Hancock Life Insurance Company (U.S.A.) and its subsidiaries (“John Hancock”) offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance. Additional information about John Hancock may be found on its website at johnhancock.com.

The Advisor’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The Advisor offers investment solutions managed by institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. The Advisor has been managing closed-end funds since 1971. As of June 30, 2025, the Advisor had total assets under management of approximately $55.9 billion.

MFC is a leading international financial services group with principal operations in Asia, Canada and the United States. Operating primarily as John Hancock in the United States and Manulife elsewhere, it provides financial protection products and advice, insurance, as well as wealth and asset management services through its extensive network of solutions for individuals, groups and institutions. Its global headquarters are in Toronto, Canada, and it trades as ‘MFC’ on the Toronto Stock Exchange, NYSE, and the Philippine Stock Exchange, and under ‘945’ in Hong Kong. MFC can be found on the Internet at manulife.com.

Subject to general oversight by the Board, the Advisor manages and supervises the investment operations and business affairs of the Fund. The Advisor has the authority to select, contract with and compensate one or more subadvisors to manage all or a portion of the Fund’s portfolio assets, subject to oversight by the Advisor. In this role, the Advisor has supervisory responsibility for managing the investment and reinvestment of the Fund’s portfolio assets through proactive oversight and monitoring of the subadvisor and the Fund. The Advisor is responsible for developing overall investment strategies for the Fund and overseeing and implementing the Fund’s continuous investment programs and provides a variety of advisory oversight and investment research services. The Advisor also provides management and transition services associated with certain Fund events (e.g., strategy, portfolio manager, or subadvisor changes) and coordinates and oversees services provided under other agreements.

The Advisor has ultimate responsibility to oversee a subadvisor and recommend to the Board its hiring, termination, and replacement. In this capacity, the Advisor, among other things: (i) monitors the compliance of any subadvisor with the investment objectives and related policies of the Fund; (ii) monitors significant changes that may impact the subadvisor’s overall business and regularly performs due diligence reviews of the subadvisor; (iii) reviews the performance of the subadvisor; and (iv) reports periodically on such performance to the Board. The Advisor employs a team of investment professionals who provide these ongoing research and monitoring services.

Placement Agent. John Hancock Investment Management Distributors LLC, located at 200 Berkeley Street, Boston, Massachusetts 02116, serves as the placement agent to the Fund.

Proposal. Shareholders of the Fund are being asked to approve a subadvisory agreement between the Advisor and Comvest Credit Advisors, LLC (“Comvest” or the “Subadvisor”) with respect to the Fund. Comvest, a registered investment adviser, is a Delaware limited liability company and an affiliate of, and under common control with, the Advisor, as MFC is the indirect controlling parent company of both the Advisor and Comvest. The Fund’s investment objective and strategies will not change as a result of the appointment of Comvest as subadvisor to the Fund because a majority of the members of the Fund’s Investment Committee will continue to manage the Fund’s portfolio under Comvest, subject to the oversight by the Advisor discussed above. Messrs. Vipon Guy and Brian Albert will no longer be members of the Investment Committee.

The Fund will furnish, without charge, a copy of its most recent annual report on Form 10-K to any shareholder upon request. Requests should be directed to Manulife Private Credit Fund, 200 Berkeley Street, Boston, MA 02116, or by calling (617) 663-4775. The annual report is also available on the Internet at www.sec.gov.

PROPOSAL — Approval of a Subadvisory Agreement between Manulife Investment Management Private Markets (US) LLC and Comvest Credit Advisors, LLC

INTRODUCTION

At its in-person meeting held on October 22, 2025, the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”), approved the subadvisory agreement for the Fund between the Advisor and Comvest (the “Subadvisory Agreement”). Shareholders of the Fund are being asked to approve the Subadvisory Agreement.

The Board approved the appointment of Comvest as a subadvisor to the Fund and the Subadvisory Agreement, subject to shareholder approval. If shareholders approve the proposal, Comvest will be appointed as the subadvisor for the Fund effective January 1, 2026 or such later date as the officers of the Fund may choose.

INFORMATION ABOUT THE SUBADVISOR

Comvest is a registered investment adviser with the SEC under the Investment Advisers Act of 1940, as amended, and is a Delaware limited liability company. The Comvest family of companies was founded in 2000 and provides investment supervisory services to its clients, including business development companies and private investment funds. Comvest advises funds that invest primarily in North American direct lending. On November 3, 2025, MFC acquired a majority stake in Comvest’s holding company (the “Acquisition”) to create an aligned private credit asset management platform, with the majority of the Advisor’s Investment Committee expected to join Comvest’s credit team. In connection with the closing of the Acquisition, Comvest became an affiliate of, and under common control with, the Advisor, as MFC is the indirect controlling parent company of both the Advisor and Comvest.

The principal offices of Comvest are located at 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, FL 33401. As of September 30, 2025, the Subadvisor, together with its affiliates, managed approximately $16.6 billion in client assets on a discretionary basis.1

If approved by shareholders, the Subadvisor will, at the direction of the Advisor, manage the investments and determine the composition of the assets of the Fund. As noted above, the Fund’s investment objective, process and strategy will not change as a result of the appointment of Comvest as subadvisor to the Fund.

The names, titles, and principal occupations of the officers of the Subadvisor are set forth below. The business address for each person listed below is 360 S. Rosemary Ave., Suite 1700, West Palm Beach, FL 33401.

Name	Title	Principal Occupation

Michael Lee Altschuler	General Counsel	Partner and General Counsel of Comvest Partners

Michael Stewart Falk	Founder, Executive Chairman	Founder and Executive Chairman of Comvest Partners

Jason Gelberd	Partner, Co-Chief Investment Officer	Partner and Co-Head of Direct Lending at Comvest Partners; Chief Operating Officer of Comvest Credit Partners

[1]	The figures in this paragraph include Comvest’s current private equity strategy, which was spun out of Comvest at the closing of the Acquisition.

Name	Title	Principal Occupation

Robert O’Sullivan	Managing Partner	Chief Executive Officer and co-founder of Comvest Credit Partners

Greg Reynolds	Partner, Co-Chief Investment Officer	Partner and Co-Head of Direct Lending at Comvest Partners; Chief Investment Officer of Comvest Credit Partners

Cecilio Manuel Rodriguez	Chief Compliance Officer and Chief Financial Officer	Chief Financial Officer of Comvest Partners

THE SUBADVISORY AGREEMENT

Summary of the Subadvisory Agreement. The Subadvisory Agreement, if approved by shareholders as proposed, will provide that the Subadvisor manages the investment and reinvestment of the assets of the Fund, subject to the supervision of the Board and the Advisor. The Subadvisor formulates and implements a continuous investment program for the Fund consistent with the Fund’s investment objective and policies outlined in the Fund’s registration statement. The Subadvisor implements such programs by purchases and sales of securities, instruments and other assets (including the placing of orders or the usage of special purpose vehicles for such purchases and sales), entering into derivative transactions to the extent authorized by its registration statement, and managing all cash in the Fund, and regularly reports to the Advisor and the Board with respect to the implementation of such programs. The Subadvisor, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Fund.

Pursuant to the Subadvisory Agreement, if approved by shareholders as proposed, the Subadvisor will receive compensation (the “Subadvisory Fee”), which will be paid by the Advisor, at the annual rate set forth in the table below, accrued and paid in such manner and in such intervals as the management fee is accrued and paid with respect to the Advisor. The applicable fee rate will be determined by reference to the “Aggregate AUM” (as summarized below and set forth in Appendix A to the Subadvisory Agreement in Schedule A to this proxy statement). The Subadvisor will not be entitled to any portion of the incentive fee that the Advisor may be entitled to receive with respect to the Fund.

AGGREGATE AUM	SUBADVISORY FEE ANNUAL RATE (basis points, per annum)

If Aggregate AUM is $4 billion or less, in respect of the entirety of the aggregate assets from “dollar one” (i.e., without tiering or breakpoints, such that the stated fee rate applies to the totality of the aggregate assets from “dollar one”):	50 basis points of the Fund’s net asset value

If Aggregate AUM exceeds $4 billion but is at most $6 billion, in respect of the entirety of aggregate assets from “dollar one” (i.e., without tiering or breakpoints, such that the stated fee rate applies to the totality of the aggregate assets from “dollar one”):	45 basis points of the Fund’s net asset value

If Aggregate AUM exceeds $6 billion, in respect of the entirety of aggregate assets from “dollar one” (i.e., without tiering or breakpoints, such that the stated fee rate applies to the totality of the aggregate assets from “dollar one”):	40 basis points of the Fund’s net asset value

“Aggregate AUM” means, as of any month-end (or as of such other time as the management fee with respect to the Advisor is accrued), the sum of (i) book value (amortized cost) of the aggregate senior loan assets owned by any foreign or domestic company that is directly or indirectly a subsidiary of (or otherwise owned or controlled by) MFC (“MFC Entity”) and managed by the Subadvisor, plus (ii) the aggregate net asset value of the shares owned by a MFC Entity of each of: (a) John Hancock GA Senior Loan Trust; (b) the Fund; (c) Manulife GA Senior Loan Trust; (d) any future registered or unregistered investment company or BDC that primarily invests in senior loan assets that is also managed by the Subadvisor, provided the controlling shareholder thereof is a MFC Entity; and (e) any successor (whether via merger, reorganization or other transaction) of any of the foregoing investment companies and/or BDCs that is managed by the Subadvisor.

For purposes of determining the Subadvisory Fee, Aggregate AUM shall be calculated so as to exclude any duplication as well as the assets in the entities listed in (ii) above held by accounts managed by a MFC Entity for third party clients and assets owned indirectly by a MFC entity through an Entity which such MFC Entity does not control.

The description of Aggregate AUM above is a summary. For a complete description of the definition of Aggregate AUM see Appendix A to the Subadvisory Agreement set forth in Schedule A to this proxy statement.

The Subadvisory Agreement, if approved by shareholders as proposed, will become effective on the date of its execution and will remain in effect for an initial two-year term. Thereafter, the Subadvisory Agreement will continue in effect from year to year if its continuance is approved annually by either the Board or the vote of a majority of the outstanding shares of the Fund, respectively, provided that, in either event, the continuance also is approved by a majority of the Independent Trustees by vote cast at a meeting called for the purpose of voting on such approval. The Subadvisory Agreement also provides that it will terminate automatically in the event of its “assignment” (as defined in the 1940 Act) or in the event the advisory agreement between the Advisor and the Fund terminates for any reason. Under its terms, the Subadvisory Agreement is terminable without penalty, on 60 days prior written notice to the Advisor and Subadvisor, by the Board or by a vote of a majority of the outstanding shares of the Fund, or by the Advisor or Subadvisor on 60 days prior written notice to the Fund and the other party.

The Subadvisory Agreement, if approved by shareholders as proposed, will provide that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of, or from the reckless disregard of, its obligations to the Fund, the Subadvisor and any director, officer, member, agent, associated persons, secondees or employee thereof, will not be liable to the Fund, for any loss suffered by the Advisor or the Fund resulting from its acts or omissions as Subadvisor to the Fund.

The form of Subadvisory Agreement between the Advisor and Comvest is attached hereto as Schedule A. Please take the time to read the Subadvisory Agreement. The description of the Subadvisory Agreement provided herein is only a summary.

Summary of the Board’s Consideration of the Subadvisory Agreement.

At an in-person Board meeting held on October 22, 2025, the Advisor recommended to the Board that the Board appoint Comvest as the Fund’s subadvisor. Following the closing of the Acquisition, which occurred after the Board meeting, Comvest is an affiliate of, and under common control with, the Advisor as MFC is the indirect controlling parent company of both the Advisor and Comvest. The Board, including a majority of the Independent Trustees, approved the appointment of Comvest as a subadvisor to the Fund and the Subadvisory Agreement at its in-person meeting held on October 22, 2025.

In considering the approval of the proposed Subadvisory Agreement with Comvest, the Board received in advance of the meeting a variety of materials relating to the Fund, the Advisor and the Subadvisor. The Board was also provided with information during oral presentations made at the meeting. The Board took into account its consideration of the factors it considered with its annual evaluation of the advisory agreement, as well as information presented at other meetings during the year. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from management. The Board also considered other factors it deemed relevant in its evaluation of the proposed Subadvisory Agreement, including the potential benefits that the Fund, and its shareholders, may realize through having a subadvisor. The Board also considered conditions and trends prevailing generally in the economy, the securities markets and the industry. The Board also considered the affiliation of the Advisor with

Comvest following the closing of the Acquisition, noting any potential conflicts of interest. The Board did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. Throughout the evaluation process, the Board was assisted by Fund counsel and the Independent Trustees were also separately assisted by independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed approval of the Subadvisory Agreement. The Board specifically reviewed and analyzed the factors as set forth below.

Nature, Extent and Quality of Services. The Board considered information regarding the nature, extent and quality of investment management services to be provided by Comvest. The Board received and reviewed information provided to the Board by Comvest relating to its operations and personnel, descriptions of its organization, management, and compensation structure, and information regarding its compliance program and regulatory history. The Board took into account Comvest’s investment process, philosophy, and financial condition. The Board also considered that the same core members of the Senior Credit Team would continue to manage the Fund, while at the same time the Fund could benefit from the additional resources at Comvest. Following consideration of such information, the Board was satisfied with the nature, extent and quality of services to be provided by Comvest to the Fund and its shareholders.

Subadvisor Fees. The Board considered that the Fund pays advisory fees to the Advisor, and that, in turn, the Advisor pays the Subadvisory Fee to the Subadvisor. The Board also considered the Fund’s Subadvisory Fee is the same as the advisory fee paid to Comvest for managing senior loan investments held by Manulife and its subsidiaries (“Manulife Senior Loan Assets”) and that the Subadvisory Fee has breakpoints as the amount of these senior loan investments increase. The Board concluded that the Subadvisory Fee is reasonable in relation to the level and quality of services provided under the Subadvisory Agreement.

Subadvisor Performance. The Board considered the Fund’s performance as compared to the Fund’s peer group median and the benchmark index and noted that a majority of the members of the Investment Committee of the Advisor currently managing the Fund will continue to manage the Fund.

Profitability/Fall-Out Benefits. The Board considered the anticipated impact on the profitability of the Advisor and its affiliates as a result of the proposed subadvisor appointment. In doing so, the Board considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the Fund following the proposed subadvisor appointment; and information regarding any potential conflicts of interest the Advisor might have in connection with the Fund’s Subadvisory Agreement. The Board also considered that the Subadvisor may receive an indirect reputational benefit from its relationship with the Fund and, as subadvisor, will gain additional assets under management, which could be perceived positively in the market. Based upon its review, the Board concluded that the projected level of profitability, if any, of the Advisor and its affiliates from their relationship with the Fund was reasonable and not excessive.

Economies of Scale. The Board reviewed and considered the extent to which economies of scale would be realized as the Fund grows and as Manulife Senior Loan Assets grow and whether fee levels reflect these economies of scale for the benefit of Fund shareholders.

REQUIRED VOTE

Approval of the Subadvisory Agreement requires the approval of the holders of a majority of the Fund’s outstanding voting securities, which means the lesser of: (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of outstanding shares of the Fund.

SHAREHOLDERS AND VOTING INFORMATION

For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of the Fund is presumed to “control” the Fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. Consequently, an entity that is deemed to have the power to vote or dispose of more than 25% of the shares of the Fund will be presumed to control the Fund.

Certain affiliated funds may invest in the Fund, including as of the Record Date. To eliminate any potential conflict of interest, the adviser to the affiliated fund (the “Affiliated Fund Adviser”) will “mirror vote” shares of the Fund owned by an affiliated fund. Mirror voting involves voting in proportion to the percentage of favorable and unfavorable votes cast by the Fund’s other shareholders. However, in the event that there are no shares voted by other shareholders for the Affiliated Fund Adviser to mirror vote, the Proxy Voting Committee of the Affiliated Fund Adviser will determine how to vote such shares.

Information regarding the number of shares outstanding for the Fund, and share ownership of the Fund, as of the Record Date or such other recent date as may be indicated, is set forth in Schedule B (“Outstanding Shares and Share Ownership”) to this Proxy Statement.

The Fund will furnish, without charge, a copy of its most recent annual report on Form 10-K to any shareholder upon request. Requests should be directed to Manulife Private Credit Fund, 200 Berkeley Street, Boston, MA 02116, or by calling (617) 663-4775. The annual report is also available on the Internet at www.sec.gov.

VOTING PROCEDURES

The proposal requires the affirmative vote of a majority of the Fund’s outstanding voting securities, which means the lesser of: (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of outstanding shares of the Fund.

Proxies may be revoked at any time prior to the voting of the shares represented thereby by: (i) submitting to the Fund a written notice of revocation or a subsequently executed proxy; (ii) by calling the toll-free telephone number; or (iii) attending the Meeting and voting in person. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of the proposal.

Shareholders do not have dissenters’ rights of appraisal in connection with the proposal. If sufficient proxies are not obtained to approve the proposal, the Board will consider what other action is appropriate and in the best interests of shareholders.

Quorum. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of one-quarter of the issued and outstanding shares of the Fund at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

Shareholders are entitled to one vote for each share held, and each fractional share shall be entitled to a proportionate vote.

In the event the necessary quorum to transact business or the vote required to approve the proposal is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. The chair of the Meeting may adjourn the Meeting to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the date, time and place are announced at the Meeting at which the adjournment is taken. No shareholder vote is required for adjournment. At the adjourned meeting, the Fund may transact such business which properly may have been transacted at the Meeting. Any adjourned meeting may be held as adjourned one or more times without further notice on a date that is a reasonable time after the date of the Meeting.

Abstentions. Abstentions (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker or nominee indicates on the proxy that it does not have discretionary voting power on a particular matter) are counted as shares entitled to vote and present at the Meeting in determining whether a quorum is present but do not count as votes cast “for” the proposal. An abstention will not be counted as a vote cast on the proposal.

Broker “Non-Votes.” The Fund understands that, under the rules of the New York Stock Exchange (the “NYSE”), broker-dealer firms that hold shares of a fund in “street name” may, for certain “routine” matters, grant discretionary authority to the proxies designated by the Board to vote without instructions from their customers and clients if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” for which the broker or nominee returns a completed proxy but are not voted because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary authority to vote such shares on a particular matter. Broker non-votes typically occur when both routine and non-routine proposals are being considered at a meeting. The proposal described in this Proxy Statement is not considered a “routine” matter for which, under the rules of the NYSE, uninstructed shares may be voted by broker-dealers. As a result, it is expected that there will not be broker non-votes at the Meeting.

Cost of Preparation of Proxy Materials. The costs of the preparation of these proxy materials, which are expected to be approximately $50,000, will be borne by the Advisor.

Solicitation and Distribution of Proxies. In addition to the preparation of these proxy materials, proxies will be mailed and may be solicited by telephone, by fax, by email, or in person by the Trustees, officers and employees of the Fund; by personnel of the Advisor, their affiliates, or by broker-dealer firms. The costs of the distribution of these proxy materials and any proxy solicitation will be borne by the Advisor.

OTHER MATTERS

The Board does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

The Fund is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Fund must be received by the Fund a reasonable time before the Fund’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF TRUSTEES

November 7, 2025

Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE . IF SHAREHOLDERS DO NOT RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, IT MAY RESULT IN THE NEED FOR ADDITIONAL SHAREHOLDER SOLICITATION EFFORTS.

SCHEDULES

PROXY STATEMENT OF

MANULIFE PRIVATE CREDIT FUND

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 19, 2025

Schedule A	Form of Subadvisory Agreement between Manulife Investment Management Private Markets (US) LLC and Comvest Credit Advisors, LLC

Schedule B	Outstanding Shares and Share Ownership

SCHEDULE A

Manulife Private Credit Fund

FORM OF SUBADVISORY AGREEMENT

This AGREEMENT (this “Agreement”) is made as of this __ day of ______, 2026 (the “Effective Date”), by and between Manulife Investment Management Private Markets (US) LLC, a Delaware limited liability company (the “Adviser”), and Comvest Credit Advisors, LLC, a Delaware limited liability company (the “Subadviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.	APPOINTMENT OF SUBADVISER

The Subadviser undertakes to act as the investment subadviser to and, subject to the supervision of the Board of Trustees (the “Board” or the “Trustees”) of Manulife Private Credit Fund (the “Portfolio”) and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolio. The Subadviser shall be an independent contractor and will have no authority to act for or represent the Portfolio or Adviser in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or in another writing by the Portfolio and/or Adviser, as applicable.

2.	SERVICES TO BE RENDERED BY THE SUBADVISER TO THE PORTFOLIO

(a)

Subject to the direction and control of the Trustees of the Portfolio, the Subadviser shall, at the direction of the Adviser, manage the investments and determine the composition of the assets of the Portfolio, including any direct or indirect subsidiaries thereof which may include special purpose vehicles, on a discretionary basis in accordance with the Portfolio’s registration statement, as amended, or as subsequently amended in writing (the “Registration Statement”). Subject to the foregoing, in fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolio, the Subadviser shall:

i.

buy, sell (including, without limitation short sales), retain, convert, execute, exchange or otherwise deal in securities, borrow securities, make deposits, subscribe to issues and offers for sale of, and accept placings, underwritings and sub-underwritings, of any securities, effect transactions whether or not on any recognized market or exchange and whether or not frequently traded on any such market or exchange (including, without limitation, derivatives transactions, repurchase and reverse repurchase transactions, and securities lending transactions), negotiate, settle and sign on behalf of the Portfolio any documentation required to be so negotiated, settled or signed in connection with the execution of transactions in relation to the assets of the Portfolio and otherwise act as the Subadviser judges appropriate in relation to the management and investment of assets of the Portfolio;

ii.

obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolio or are under consideration for inclusion in the Portfolio that the Subadviser deems relevant to the management of the Portfolio’s investment program;

iii.	formulate and implement a continuous investment program for the Portfolio consistent with the Registration Statement;

iv.

manage required collateral levels in connection with the investment and reinvestment of the assets of the Portfolio. The Subadviser shall provide instructions to the custodian for the Portfolio (the “Custodian”) to post collateral and to call for collateral from counterparties as necessary and shall arrange for the transmission to the Custodian on a daily basis such confirmation, trade tickets, and other identifying information (including, but not limited to, CUSIP, SEDOL, or other numbers that identify the securities to be purchased or sold on behalf of the Portfolio) as may be reasonably necessary to enable the Custodian to perform its administrative and recordkeeping responsibilities with respect to the Portfolio. The Subadviser shall provide reports with respect to its collateral management activities as requested by the Adviser;

v.	participate in the regular reporting to the Trustees of the Portfolio with respect to the implementation of the investment program for the Portfolio; and

vi.

upon reasonable request by the Adviser, provide reasonable assistance to the Adviser with respect to the Adviser’s fair value pricing of securities held by the Portfolio for which market quotations are not readily available or which may be identified for review from time to time by either the Portfolio or the Subadviser.

(b)

The Subadviser, at its expense, shall furnish (i) all necessary investment and management facilities applicable to its role as subadviser to the Portfolio, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the management of the investments of the Portfolio (excluding non-investment advisory services, such as the determination of net asset value and fund accounting services). For the avoidance of doubt, the Portfolio shall bear all other costs and expenses of its operations, administration and transactions as may be set forth in the Registration Statement. The Adviser acknowledges and agrees that the Subadviser is not responsible to advise or act for the Portfolio in any legal proceedings, including, without limitation, bankruptcies or class actions involving securities held or previously held by the Portfolio or the issuers of such securities but shall provide the Adviser reasonable assistance related to any such legal proceedings. To the extent the Subadviser has received written documentation related to such proceedings related to securities held by the Portfolio which are managed by the Subadviser, the Subadviser shall promptly forward the documentation to the Adviser. Notwithstanding anything in this Agreement to the contrary, the Subadviser shall not be responsible for any expense payable directly to third parties pursuant to separate contractual arrangements between (i) the Portfolio, its subsidiaries, the Adviser, or an affiliate of the Adviser, and (ii) such third parties, in connection with the Subadviser’s performance of the Subadviser’s duties as described in this Agreement.

(c)

The Subadviser will select brokers, dealers, futures commission merchants and other counterparties to effect all transactions for the Portfolio, including without limitation, with respect to transactions in securities, derivatives, foreign currency exchange, commodities and/or any other investments. The Subadviser will place all orders with brokers, dealers, counterparties or issuers, and will negotiate brokerage commissions, spreads and other financial and non-financial terms, as applicable. The Subadviser will always seek the most favorable possible price and best execution in the circumstances in all transactions. Subject to the foregoing, the Subadviser is directed at all times to seek to execute transactions for the Portfolio in accordance with its trading policies, as disclosed by the Subadviser to the Portfolio and/or the Adviser from time to time, but in all cases subject to policies and practices established by the Portfolio and described in the Registration Statement. Notwithstanding the foregoing, the Subadviser may pay a broker-dealer that provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer to the extent permitted under applicable law, including by Section 28(e) of the Securities Exchange Act of 1934, as amended, and by the Registration Statement, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser’s overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser’s other clients, or make available to companies affiliated with the Subadviser or to its members and/or officers for the benefit of their clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers in connection with the Portfolio.

(d)

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be fair and equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients and in accordance with the Subadviser’s Allocation Policy as disclosed by the Subadviser to the Portfolio and/or the Adviser from time to time.

(e)

The Subadviser shall maintain all accounts, books and records with respect to the Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), and the rules thereunder.

(f)

The Subadviser shall act in compliance with all applicable laws, regulations and fiduciary duties relating to insider trading or insider dealing while in possession of material non-public or inside information.

(g)

The Subadviser may rely on specific information, instructions or requests given or made to Subadviser by the Adviser with respect to the Portfolio and the management of the Portfolio’s assets, which are believed in good faith by the Subadviser to be reliable.

(h)

The Subadviser may enter into arrangements with other persons affiliated with the Subadviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Subadviser subject to compliance with applicable laws and regulations including the Investment Company Act.

(i)

The Adviser acknowledges that the Subadviser makes no warranty that any investments made by the Subadviser hereunder will not depreciate in value or at any time not be affected by adverse tax consequences, nor does it give any warranty as to the performance or profitability of the assets or the success of any investment strategy recommended or used by the Subadviser.

3.	TRANSACTIONS WITH AFFILIATES

The Subadviser is authorized from time to time when deemed to be in the best interests of the Portfolio and to the extent permitted by applicable laws and regulations including the Investment Company Act, to purchase and/or sell securities in which the Subadviser or any of its affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities.

4.	COMPENSATION OF SUBADVISER

For the services provided to the Portfolio, the Adviser will pay the Subadviser with respect to the Portfolio the compensation specified in Appendix A to this Agreement.

5.	LIABILITY OF SUBADVISER

(a)

Neither the Subadviser nor any of its members, directors, officers, employees, agents, associated persons or secondees (the “Indemnified Persons”) shall be liable to the Adviser or the Portfolio for any loss suffered by the Adviser or Portfolio resulting from its acts or omissions as Subadviser to the Portfolio, except for losses resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors, officers, employees, agents, associated persons or secondees (“Disabling Conduct”).

(b)

Subject to the provisions of clause 2.a. and this clause 5, the Subadviser shall not be liable for any act or omission of any person, firm or company (other than an affiliate) through whom transactions in securities are effected for the Portfolio, including the custodian, administrator and/or the depositary of the Portfolio or any other party having custody, possession or control of the assets of the Portfolio from time to time, or any clearance or settlement system.

(c)

Absent Disabling Conduct, the Adviser will indemnify the Indemnified Persons against, and hold them harmless from, any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Subadviser’s services under this Agreement or otherwise as Subadviser for the Portfolio.

(d)

Furthermore, an Indemnified Person shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met:

i.	there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnified Person;

ii.	such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnified Person; or

iii.

a court of competent jurisdiction approves a settlement of the claims against the Indemnified Person and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which Shares were offered or sold as to indemnification for violations of securities laws.

6.	CONFLICTS OF INTEREST

The parties hereto acknowledge that Trustees, officers, agents and shareholders of the Portfolio are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Portfolio as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Portfolio; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Portfolio and the limited liability company agreement of the Subadviser, respectively, or by specific provision of applicable law.

7.	REGULATION

The Subadviser shall submit to all applicable regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other materials which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

8.	DURATION AND TERMINATION OF AGREEMENT

(a)

This Agreement shall become effective on the Effective Date, subject to the condition that the Board, including a majority of those Trustees who are not interested persons (as such term is defined in the Investment Company Act) of the Portfolio, the Adviser or the Subadviser, as well as the shareholder(s) of the Portfolio, shall have approved this Agreement in the manner required by the Investment Company Act. Unless terminated as provided herein, this Agreement shall remain in full force and effect through and including the second anniversary of the Effective Date, and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance is specifically approved at least annually by (i) the Board, or by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Portfolio, and (ii) the vote of a majority of those Trustees who are not interested persons (as such term is defined in the Investment Company Act) of the Portfolio, the Adviser or Subadviser at a meeting called for the purpose of voting on such approval in compliance with any applicable requirements under the Investment Company Act or the rules thereunder.

(b)

This Agreement may be terminated at any time, without the payment of any penalty, by the Board, by the vote of a majority of the outstanding voting securities of the Portfolio, on sixty days’ written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days’ written notice to the Portfolio and the other party.

(c)

This Agreement will automatically terminate, without the payment of any penalty (i) in the event of its assignment (as defined in the Investment Company Act); or (ii) in the event the Advisory Agreement between the Adviser and the Portfolio (the “Advisory Agreement”), terminates for any reason.

(d)

For the avoidance of doubt, the parties acknowledge and agree that their respective rights and obligations under clauses 4, 5, 8, 10, 12, 16, 17, 18 and 19 shall survive and continue in full force and effect after the termination of this Agreement under this clause 8 or the cessation of the Subadviser’s ability to act under this Agreement for any reason whatsoever.

(e)

Termination pursuant to this clause 8 shall be without prejudice to the completion of transactions already initiated by the Subadviser on behalf of the Portfolio and the Subadviser shall complete, as soon as practicable, all transactions initiated prior to such termination and pay for all additional expenses which it necessarily incurs as a result of the termination of its appointment pursuant to this Agreement and any losses necessarily realized in settling or concluding outstanding obligations of the Portfolio incurred by the Subadviser hereunder prior to such occurrence. The fees payable, and any expenses reimbursable, to the Subadviser pursuant to clause 4 of this Agreement shall continue to accrue during the period in which the Subadviser completes such transactions initiated prior to such termination.

9.	PROVISION OF CERTAIN INFORMATION

(a)	The Subadviser shall promptly notify the Adviser in writing of the occurrence of any of the following events:

1.

the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

2.

the Subadviser is served or otherwise receives written notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio; and

3.	any change in actual control or senior management of the Subadviser or any change in the portfolio managers of the Portfolio.

(b)	The Adviser shall promptly furnish to the Subadviser copies of the following documents:

1.	the resolutions of the Board approving the engagement of the Subadviser as a subadviser to the Portfolio and approving the form of this Agreement;

2.	resolutions, policies and procedures adopted by the Board in respect of the management or operation of the Portfolio; and

3.	a list of affiliated brokers and underwriters and other affiliates for compliance with applicable provisions of the Investment Company Act.

The Adviser shall promptly furnish the Subadviser from time to time with copies of all amendments of or supplements to the foregoing, if any.

10.	USE OF NAMES

The Subadviser agrees not to use the names, or any derivatives of the names “Manulife,” “John Hancock,” “Manulife Investment Management Private Markets (US) LLC” or the names of any such entities’ affiliates in any prospectus, sales literature or other material relating to the Portfolio without first obtaining the applicable entity’s express, written consent prior to the use of such name. For the avoidance of doubt and notwithstanding anything to the contrary contained herein, Adviser acknowledges and agrees that Subadviser may disclose any information required to be disclosed under applicable law, including pursuant to the Investment Advisers Act.

11.	AMENDMENTS TO THE AGREEMENT

This Agreement may be amended by the parties if and only if such amendment is specifically approved by the vote of a majority of the Trustees of the Portfolio and by the vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio, the Adviser or Subadviser at a meeting called for the purpose of voting on such approval in compliance with any applicable requirements under the Investment Company Act or the rules thereunder. Any required shareholder approval shall be effective if a majority of the outstanding voting securities of the Portfolio vote to approve the amendment; provided, for the elimination of doubt, that the failure of shareholders of the Portfolio to approve a proposed amendment to this Agreement is not a termination of this Agreement and, in such event, this Agreement shall continue as previously in force and effect.

12.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties in relation to the subject matter of this Agreement.

13.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

14.	NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Portfolio or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this clause.

15.	SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, this Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

16.	COUNTERPARTS

This Agreement may be executed in counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

17.	GOVERNING LAW AND JURISDICTION

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

Each party hereby irrevocably agrees that the courts of the State of Delaware shall have exclusive jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and, for such purposes, irrevocably submits to the jurisdiction of such courts.

18.	LIMITATION OF LIABILITY

This Agreement and Declaration of Trust of the Portfolio, a copy of which, together with all amendments thereto (the “Declaration”), is on file in the office of the Secretary of the State of Delaware, provides that the name “Manulife Private Credit Fund” refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Portfolio shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Portfolio thereof, but only the assets belonging to the Portfolio shall be liable.

19.	CONFIDENTIALITY

(a)

Neither party shall disclose to any person not authorized by the applicable party to receive the same, any confidential information relating to such other party or to the affairs of such other party, including, inter alia, any information regarding the Portfolio, trading in respect thereof, investment recommendations, this Agreement or advice given hereunder (except disclosures made in the normal course of trading and specifically required by the trade) (“Confidential Information”) of which the party disclosing the same shall have become possessed during the period of this Agreement. For the avoidance of doubt, Confidential Information includes all information of or pertaining to the Portfolio, the Adviser, the Subadviser and any of their respective affiliates, whether stored on computer disk or as electronic media, to which a party hereto is given access or otherwise obtains in the course of its provision of the services under this Agreement, including, but not limited to, the Portfolio’s holdings and shareholder information (which includes, without limitation, names, addresses, telephone numbers, account numbers, demographic, financial and transactional information).

(b)	Each party shall (except in the normal course of trading and limited to information specifically required by the trade) not disclose any Confidential Information provided that:

i.

each party shall be entitled to disclose any Confidential Information where such disclosure is required by any law, regulation or rule to which that party or any of its members, officers or directors is subject or by any court or regulatory body of competent jurisdiction either before or after the termination of this Agreement, provided it has given the other party prior written notification (where permissible);

ii.

subject to the Portfolio’s “Policies and Procedures Regarding Disclosure of Portfolio Holdings”, the Subadviser shall be entitled to disclose to any administrator, depositary, custodian and any other counterparty or service provider to the Portfolio such information in relation to the Portfolio and the assets, capital and liabilities of the Portfolio as they may reasonably require in order to discharge their obligations or effect transactions with the Portfolio;

iii.

the Adviser shall be entitled to disclose Confidential Information to the Portfolio and to any administrator, depositary, custodian and any other counterparty or service provider to the Portfolio such information in relation to the Portfolio and the assets, capital and liabilities of the Portfolio as they may reasonably require in order to discharge their obligations under the Advisory Agreement and/or to discharge their obligations or effect transactions with the Portfolio; and

iv.

each party shall be entitled to disclose any Confidential Information required by its legal counsel, auditors and employees to provide their services (subject always to similar duties of confidentiality).

(c)

Each party shall (except in the normal course of trading and limited to information required for a specific trade) use its reasonable endeavors to prevent disclosure of any Confidential Information unless and until:

i.	the other party has given its written consent to such disclosure;

ii.	such information is required to be disclosed to ensure compliance with any applicable laws or regulations; or

iii.	such information is already within the public domain due to reasons other than a breach of this Agreement.

(d)	The obligations of the parties pursuant to this clause 19 shall survive the termination of this Agreement or the termination, assignment or resignation of the Subadviser hereunder.

(e)

Subject to the ability of the parties hereto to defend lawsuits, enforce their respective rights hereunder, comply with legal requirements or governmental requests and fulfil their obligations to clients and investors, neither party shall do or commit any act, matter or thing which would prejudice or bring into disrepute in any manner the business or reputation of any other party or any member or director of any such party. If a party becomes legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) to disclose any Confidential Information, that party may disclose such Confidential Information to the extent legally required; provided, however, that that party shall (i) first notify the Portfolio of such legal process, unless such notice is prohibited by statute, rule or court order, (ii) attempt to obtain the Portfolio’s consent to such disclosure, and (iii) in the event consent is not given, agree to permit a motion to quash, or other similar procedural step, to frustrate the production or publication of information. In making any disclosure under such legal process, the parties agree to use commercially reasonable efforts to preserve the confidential nature of such information. Nothing herein shall require a party to fail to honor a validly issued subpoena, court or administrative order, or other legal requirement on a timely basis.

(f)

The Subadviser agrees to treat the Portfolio’s holdings as confidential information in accordance with the Portfolio’s “Policies and Procedures Regarding Disclosure of Portfolio Holdings” as such policy may be amended from time to time, and to prohibit its employees from disclosing or trading while in possession of any such confidential information.

20.	CONSULTATION WITH OTHER SUBADVISERS

As required by Rule 17a-10 under the Investment Company Act, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for the Portfolio in securities or other assets:

i.	other subadvisers to the Portfolio; and

ii.	other subadvisers to a portfolio under common control with the Portfolio.

21.	COMPLIANCE

(a)

In managing the investments of and determining the composition of the assets of the Portfolio and in performing its other services and obligations hereunder, the Subadviser shall: (i) comply with the investment objectives, policies and restrictions of the Portfolio as set forth in the Registration Statement, as from time to time amended or supplemented; (ii) comply with all policies, guidelines, instructions and procedures approved by the Board or the Adviser with respect to the Portfolio and furnished to the Subadviser; (iii) comply with requirements of the Investment Advisers Act, the Investment Company Act and the rules and regulations under each thereof, as the same may be amended from time to time, that are applicable to the Subadviser; (iv) use commercially reasonable efforts to work collaboratively with the Adviser to cause the Portfolio to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company (for so long as the Portfolio seeks to qualify as a regulated investment company under the Code); and (v) comply with all other applicable law, rules and regulations. In addition, the Subadviser shall maintain compliance procedures for the Portfolio that the Subadviser reasonably believes are adequate to ensure its and the Portfolio’s compliance with the foregoing.

(b)

Upon execution of this Agreement, the Subadviser shall provide the Adviser with the Subadviser’s written policies and procedures (“Compliance Policies”) as required by Rule 206(4)-7 under the Investment Advisers Act. Throughout the term of this Agreement, the Subadviser shall promptly submit to the Adviser upon reasonable request by the Adviser to the Subadviser: (i) any material changes to the Compliance Policies, (ii) notification of the commencement of a regulatory examination of the Subadviser by any relevant regulatory authority and documentation describing the results of any such examination and of any periodic testing of the Compliance Policies, (iii) documentation of any formal review of the Subadviser’s Compliance Policies and (iv) notification of any material compliance matter that relates to the services provided by the Subadviser to the Portfolio including, but not limited to, any material violation of the Compliance Policies or of the Subadviser’s code of ethics and/or related code. Throughout the term of this Agreement, the Subadviser shall provide the Adviser with any certifications, information and access to personnel and resources (including those resources that will permit testing of the Compliance Policies by the Adviser) that the Adviser may reasonably request to enable the Portfolio to comply with Rule 38a-1 under the Investment Company Act. The Subadviser also agrees to provide such other information relating to the Subadviser’s compliance program as may be reasonably requested by the Portfolio, the Portfolio’s Chief Compliance Officer, or his or her authorized representative.

22.	REPRESENTATIONS AND WARRANTIES

(a)	The Subadviser represents, warrants and agrees on a continuing basis the following:

i.	it is duly registered as an investment adviser under the Investment Advisers Act;

ii.	it has the authority to enter into this Agreement; and

iii.

it is duly authorized and empowered to perform its duties and obligations hereunder and the terms of this Agreement do not constitute a breach of any obligations by which the Subadviser is bound whether arising by contract, operation of law or otherwise.

(b)	The Adviser represents, warrants and agrees on a continuing basis the following:

i.	it is duly registered as an investment adviser under the Investment Advisers Act;

ii.	it has the authority to enter into this Agreement;

iii.

it is duly authorized and empowered to perform its duties and obligations hereunder and that the terms of this Agreement do not constitute a breach of any obligations by which the Adviser is bound whether arising by contract, operation of law or otherwise;

iv.	it shall notify the Subadviser, from time to time, of the amount available for investment on behalf of the Portfolio pursuant to this Agreement; and

v.

it shall supply, or procure for the Subadviser, a copy of the Registration Statement (and copies of all amendments thereto, promptly upon such amendment being made), the annual and semi-annual report of the Portfolio.

(c)

The Subadviser and the Adviser each represent and warrant that it shall comply, and procure that its officers and employees which perform services in connection with this Agreement comply, with all applicable laws, rules and regulations relating to anti-bribery and corruption (“Anti-Corruption Laws”).

23.	SERVICES TO OTHER CLIENTS

The Adviser understands, and has advised the Portfolio’s Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser and fiduciary to other managed accounts and as investment adviser or subadviser to other investment companies and may allocate investment opportunities to the Portfolio and other accounts, including investment companies, on a fair and equitable basis over a period of time. Further, the Adviser understands, and has advised the Portfolio’s Board of Trustees that the Subadviser and its affiliates may give advice and take action (including, but not limited to, the timing or nature of action taken) for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio.

(THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the Effective Date.

MANULIFE INVESTMENT MANAGEMENT PRIVATE MARKETS (US) LLC

By:
Name:
Title:

COMVEST CREDIT ADVISORS, LLC

By:
Name:
Title:

APPENDIX A

The Subadviser shall be entitled to receive from the Adviser compensation (the “Subadvisory Fee”) at the annual rate set forth in the table below, accrued and paid in such manner and in such intervals as the management fee is accrued and paid with respect to the Adviser. The applicable fee rate will be determined by reference to the “Aggregate AUM” (as defined below) and paid in such manner and in such intervals as the management fee is paid with respect to the Adviser.

For the avoidance of doubt, the Subadviser shall not be entitled to any portion of the incentive fee/performance fee that the Adviser may be entitled to receive with respect to the Portfolio.

The Adviser shall provide a quarterly report to the Subadviser detailing the calculation of Aggregate AUM, including a breakdown by entity, mandate, and vehicle, and such report shall be subject to the Subadviser’s review and approval.

AGGREGATE AUM	SUBADVISORY FEE ANNUAL RATE (basis points, per annum)

If Aggregate AUM is $4 billion or less, in respect of the entirety of the aggregate assets from “dollar one” (i.e., without tiering or breakpoints, such that the stated fee rate applies to the totality of the aggregate assets from “dollar one”):	50 basis points of the Fund’s net asset value

If Aggregate AUM exceeds $4 billion but is at most $6 billion, in respect of the entirety of aggregate assets from “dollar one” (i.e., without tiering or breakpoints, such that the stated fee rate applies to the totality of the aggregate assets from “dollar one”):	45 basis points of the Fund’s net asset value

If Aggregate AUM exceeds $6 billion, in respect of the entirety of aggregate assets from “dollar one” (i.e., without tiering or breakpoints, such that the stated fee rate applies to the totality of the aggregate assets from “dollar one”):	40 basis points of the Fund’s net asset value

For purposes of this Appendix A, “Aggregate AUM” means, as of any month-end (or as of such other time as the management fee with respect to the Adviser is accrued), the sum of (i) book value (amortized cost) of the aggregate senior loan assets owned by any foreign or domestic company that is directly or indirectly a subsidiary of (or otherwise owned or controlled by) Manulife Financial Corporation (“MFC Entity”) and managed by the Subadviser (“Manulife Assets”), plus (ii) the aggregate net asset value of the shares owned by a MFC Entity of each of:

(a) John Hancock GA Senior Loan Trust;

(b) Manulife Private Credit Fund;

(c) Manulife GA Senior Loan Trust;

(d) any future registered or unregistered investment company or business development company that primarily invests in senior loan assets that is also managed by the Subadviser, provided the controlling shareholder thereof is a MFC Entity; and

(e) any successor (whether via merger, reorganization or other transaction) of any of the foregoing investment companies and/or business development companies that is managed by the Subadviser.

For purposes of determining the Subadvisory Fee, Aggregate AUM shall be calculated so as to exclude any duplication. For the elimination of doubt, investments in any of the registered or unregistered investment companies or business development companies listed in clause (ii) above shall not include investments by other registered or unregistered investment companies or business development companies managed by a MFC Entity or accounts managed by such MFC Entity for third-party clients.

Notwithstanding anything to the contrary contained herein, for purposes of determining Aggregate AUM, the book value of Manulife Assets excludes senior loan assets owned indirectly by an MFC Entity through an entity which such MFC Entity does not control.

SCHEDULE B

Outstanding Shares and Share Ownership

This table shows, as of the Record Date, the number of shares of the Fund eligible to be voted at the Meeting.

MANULIFE PRIVATE CREDIT FUND	Number of Eligible Shares: 8,256,379.591

To the best of the knowledge of the Fund, as of the Record Date, the following shareholders owned of record 5% or more of the outstanding shares of the Fund. A shareholder who owns beneficially more than 25% of the Fund’s shares is deemed to be a control person of the Fund and therefore could determine the outcome of a shareholder meeting with respect to a proposal directly affecting the Fund.

Shareholder Name and Address	% of Ownership

Manulife International Limited (Hong Kong) 22 F Manulife Financial Center, 223-231 Wai Yip Street Kwun Tong Kowloon, K3 999077	21%

Manufacturers Life Reinsurance Limited The Goddard Building Haggatt Hall St. Michael, C8 BB11059	9%

Manulife Private Credit Plus Fund 200 Berkeley Street Boston, MA 02116	70%

As of the Record Date, Trustees and officers of the Fund, in the aggregate, beneficially owned less than 1% of the outstanding shares of the Fund.

B-1

Manulife Private Credit Fund 200 Berkeley Street Boston, MA 02116 VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided MANULIFE PRIVATE CREDIT FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 19, 2025 THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MANULIFE PRIVATE CREDIT FUND The undersigned, revoking previous proxies, hereby appoint(s) Ian Roke, Heidi Knapp, Jason Pratt, Michael Moyles, Erica Blake, Kinga Kapuscinski, Nicholas J. Kolokithas, Thomas Dee, Harsha Pulluru, Mara Moldwin, Salvatore Schiavone, Christopher Sechler and Betsy Anne Seel, with full power of substitution in each, to vote all the common shares of beneficial interest of Manulife Private Credit Fund (the “Fund”), which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of the Fund (the “Meeting”) to be held at 200 Berkeley Street, Boston, Massachusetts 02116 on November 19, 2025 at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the proxy statement dated November 7, 2025, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal(s) included in the proxy statement. AUTHORIZED SIGNATURE(S) [GRAPHIC APPEARS HERE]This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable    Sign in the box above Date   Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity in another representation capacity, please give the full title under the signature.

(617) 663-4775

Please detach at perforation before mailing.

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE.
THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW.
AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

Important Notice Regarding the Availability of Proxy Materials for this Meeting to Be Held on    November 19, 2025. The Proxy Statement and Proxy Card for this meeting are available free of charge by calling (617) 663-4775 EVERY SHAREHOLDER’S VOTE IS IMPORTANT PLEASE CAST YOUR VOTE TODAY! YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: [GRAPHIC APPEARS HERE] FOR AGAINST ABSTAIN 1. To approve a subadvisory agreement between Manulife Investment Management Private Markets (US) LLC and Comvest Credit Advisors, LLC with respect to Manulife Private Credit Fund. ☐ ☐ ☐